UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2018

PEERLOGIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-191175	46-4824543
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

480 Sixth Ave., #351, New York, NY 10011

(Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:       (914) 550-9993

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

1

1.01	Entry into a Material Definitive Agreement

Effective May 1, 2018, the Company executed a services agreement with Oracle America, Inc., whereas, certain portions of the Company’s data assets and materials will be used for the purpose of testing, analyzing, and evaluating their use with Oracle systems, services and product offers. The initial term of the agreement is 6-months.

9.01	Financial Statements and Exhibits

Exhibit 10.1      Data Match, Test, and Evaluation Agreement with Oracle America, Inc. and Peerlogix, Inc. dated May 1, 2018

Forward-Looking Statement

Certain of the statements contained in this herein include future expectations, contain projections of results of operations or financial condition or state other "forward-looking" information. The information contained in this includes some statements that are not purely historical and contain "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Such forward-looking statements include, but are not limited to, statements regarding the Company's and its management's expectations, hopes, beliefs, intentions or strategies regarding the future, including the Company's financial condition and results of operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "believe," "expect," "anticipate," "intend," "estimate," "may," "should," "could," "will," "plan," "future," "continue," and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These forward-looking statements are based largely on the expectations or forecasts of future events, can be affected by inaccurate assumptions, and are subject to various business risks and known and unknown uncertainties, a number of which are beyond the control of management. Therefore, the actual results could differ materially from the forward-looking statements contained in PeerLogix forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2018

By: /s/ William Gorfein
Director